SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement
|_|  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[_]  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                E*COMNETRIX INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No Fee Required

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value transaction:

     5.   Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration number, or Form or Schedule and the date of its filing.

     1.   Amount previously paid:

     2.   Form, Schedule or Registration Statement No.:

     3.   Filing Party:

     4.   Date Filed:

                                E*COMNETRIX INC.
                         2000 Powell Street, Suite 1205
                        Emeryville, California USA 94608

                            NOTICE OF ANNUAL MEETING

NOTICE IS HEREBY GIVEN that the annual meeting (the "Meeting") of shareholders of E*Comnetrix Inc. (the "Company") will be held at Suite 1400, 1055 West Hastings Street, Vancouver, British Columbia, Canada V6E 2E9 at 11:00 a.m. (Vancouver time) on Friday, May 31, 2002 for the following purposes:

     1.   To receive the report of the directors of the Company;

     2. To receive the financial statements of the Company for the financial year ended December 31, 2001 and accompanying report of the auditor;

     3. To appoint KPMG LLP as the auditor of the Company for the ensuing year at a remuneration to be fixed by the directors;

     4.   To elect six (6) directors of the Company for the ensuing year;

     5. To approve and ratify by special resolution an amendment to the Company's Articles to change the Company's name to "Moving Bytes Inc." as more particularly described in the accompanying management proxy circular; and

     6. To transact such other business as may properly come before the Meeting.

The accompanying Management Proxy Circular provides additional information relating to the matters to be dealt with at the Meeting and is supplemental to and expressly made a part of this Notice of Meeting.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Meeting, it is important that your shares be represented. Therefore, we urge you to complete, sign, date and promptly return the enclosed form of proxy and deposit it with Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, British Columbia, Canada V6C 3B8 by 11:00 a.m. (Vancouver time) on May 29, 2002 or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

If you are a non-registered member of the Company and received this Notice of Meeting and accompanying materials through a broker, a financial institution, a participant, a trustee or administrator of a self-administered retirement savings plan, retirement income fund, education savings plan or other similar self-administered savings or investment plan registered under the Income Tax Act (Canada), or a nominee of any of the foregoing that holds your security on your behalf (the "Intermediary"), please complete and return the materials in accordance with the instructions provided to you by your Intermediary.

WHILE YOU HAVE THE MATTER IN MIND, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD.

DATED:  April 19, 2002.

E*COMNETRIX INC.

"Mark M. Smith"

Mark M. Smith
President and Director

                                E*COMNETRIX INC.

                            MANAGEMENT PROXY CIRCULAR

                           Dated as of April 19, 2002


                                  INTRODUCTION

This management proxy circular accompanies the Notice of Annual Meeting (the "Meeting") of the shareholders of E*Comnetrix Inc. (the "Company") to be held on Friday, May 31, 2002 at the time and place set out in the accompanying Notice of Meeting. This management proxy circular is furnished in connection with the solicitation of proxies by management of the Company for use at the Meeting and at any adjournment of the Meeting. Management of the Company anticipates that the mailing to shareholders of this proxy statement, together with the Company's annual report on Form 10-KSB (the "Annual Report") for the fiscal year ended December 31, 2001, and the enclosed proxy will occur on or about April 29, 2002.


                            PROXIES AND VOTING RIGHTS

Management Solicitation and Appointment of Proxies

The persons named in the accompanying form of proxy are nominees of the Company's management. A shareholder has the right to appoint a person (who need not be a shareholder) to attend and act for and on the shareholder's behalf at the Meeting other than the persons designated as proxyholders in the accompanying form of proxy. To exercise this right, the shareholder must either:

     (a) on the accompanying form of proxy, strike out the printed names of the individuals specified as proxyholders and insert the name of the shareholder's nominee in the blank space provided; or

     (b)  complete another proper form of proxy.

To be valid, a proxy must be dated and signed by the shareholder or by the shareholder's attorney authorized in writing. In the case of a corporation, the proxy must either be under the seal of the corporation or be signed by a duly authorized officer of or attorney for the corporation.

The completed proxy, together with the power of attorney or other authority, if any, under which the proxy was signed or a notarially certified copy of the power of attorney or other authority, must be delivered to Pacific Corporate Trust Company, of 10th Floor, 625 Howe Street, Vancouver, British Columbia, V6C 3B8, by 11:00 am (Vancouver time) on May 29, 2002 or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

Revocation of Proxies

A shareholder who has given a proxy may revoke it at any time before the proxy is exercised:

     (a)  by an instrument in writing that is:

          (i) signed by the shareholder, the shareholder's attorney authorized in writing or, where the shareholder is a corporation, a duly authorized officer or attorney of the corporation; and

          (ii) delivered to Pacific Corporate Trust Company at 10th Floor, 625 Howe Street, Vancouver, British Columbia, V6C 3B8 or to the registered office of the Company at Suite 1400, 1055 West Hastings Street, Vancouver, British Columbia, V6E 2E9 at any time up to and including the last business day preceding the day of the Meeting or any adjournment of the Meeting, or delivered to the Chairperson of the Meeting on the day of the Meeting or any adjournment of the Meeting before any vote on a matter in respect of which the proxy is to be used has been taken; or

     (b)  in any other manner provided by law.

Quorum, Voting of Shares and Proxies and Exercise of Discretion by Proxyholders

Quorum

Two shareholders or proxyholders present shall constitute a quorum, which is necessary for the transaction of business at the Meeting.

Voting By Show of Hands

Voting at the Meeting generally will be by a show of hands, with each shareholder present in person and entitled to vote having one vote.

Voting By Poll

Voting at the Meeting will be by poll only if a poll is:

     (a) requested by a shareholder present at the Meeting in person or by proxy;

     (b)  directed by the Chairperson; or

     (c) required by law because the number of shares represented by proxy that are to be voted against the motion is greater than 5% of the Company's issued and outstanding shares.

On a poll, each shareholder and each proxyholder will have one vote for each common (voting) share held or represented by proxy.

Approval of Resolutions

To approve a motion for an ordinary resolution, a simple majority of the votes cast will be required; to approve a motion for a special resolution, a majority of not less than two-thirds of the votes cast will be required.

Voting of Proxies and Exercise of Discretion By Proxyholders

A shareholder may indicate the manner in which the persons named in the accompanying form of proxy are to vote with respect to a matter to be acted upon at the Meeting by marking the appropriate space. If the instructions as to voting indicated in the proxy are certain, the shares represented by the proxy will be voted or withheld from voting in accordance with the instructions given in the proxy.

If the shareholder specifies a choice in the proxy with respect to a matter to be acted upon, then the shares represented will be voted or withheld from the vote on that matter accordingly. If no choice is specified in the proxy with respect to a matter to be acted upon, the proxy confers discretionary authority with respect to that matter upon the proxyholder named in the accompanying form of proxy. It is intended that the proxyholder named by management in the accompanying form of proxy will vote the shares represented by the proxy in favour of each matter identified in the proxy and for the nominees of the Company's Board of Directors for directors and auditor.

The accompanying form of proxy also confers discretionary authority upon the named proxyholder with respect to amendments or variations to the matters identified in the accompanying Notice of Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this management proxy circular, management of the Company is not aware of any such amendments or variations, or any other matters, that will be presented for action at the Meeting other than those referred to in the accompanying Notice of Meeting. If, however, other matters that are not now known to management properly come before the Meeting, then the persons named in the accompanying form of proxy intend to vote on them in accordance with their best judgment.

Solicitation of Proxies

It is expected that solicitations of proxies will be made primarily by mail and possibly supplemented by telephone or other personal contact by directors, officers and employees of the Company without special compensation. The Company may reimburse shareholders' nominees or agents (including brokers holding shares on behalf of clients) for the costs incurred in obtaining authorization to execute forms of proxy from their principals. The costs of solicitation will be borne by the Company. This management proxy circular is furnished in connection with the solicitation of proxies by the management of the Company and the Company has not retained a proxy solicitor in connection with the Meeting.


                       VOTING SHARES AND PRINCIPAL HOLDERS

Only shareholders of the Company who are listed on its Register of Shareholders on the record date of April 19, 2002 are entitled to receive notice of and to attend and vote at the Meeting or any adjournment of the Meeting (see "Voting of Shares and Proxies and Exercise of Discretion by Proxyholders" above), except to the extent that:

     (a) any such shareholder has transferred the ownership of any of his shares after April 19, 2002; and

     (b) the transferee of those shares produces properly endorsed share certificates, or otherwise establishes that he owns the shares, and demands, no later than 10 days before the Meeting, that his name be included in the list of shareholders entitled to vote at the Meeting, in which case the transferee is entitled to vote those shares at the Meeting.

As of April 19, 2002, the Company had 14,509,441 common shares issued and outstanding.

The following table sets forth information concerning the beneficial ownership of the Company's outstanding common shares as of April 19, 2002 for each of the Company's directors and executive officers individually, each person or group that the Company knows owns beneficially more than 5% of the Company's common shares, and all directors and executive officers as a group. Except as otherwise indicated, the Company believes the beneficial owners of the common shares listed below, based on information furnished by them, have sole voting and investment power over the number of shares listed opposite their names.

To the knowledge of the directors and senior officers of the Company, no person beneficially owns, directly or indirectly, or exercises control or direction over, shares carrying more than 10% of the voting rights attached to all outstanding shares of the Company other than as set forth below:

Title of Class          Identity of                     Number of         Percentage of Class(1)
                        Persons or Group              Shares Owned
------------------------------------------------------------------------------------------------
Common Shares           J. Erik Mustad                  1,830,800(2)             12.6%(2)

Common Shares           Mark M. Smith                   4,565,000(3)             31.5%(3)

Common Shares           Stuart Rogers                      85,000(5)                 -(4)

Common Shares           Trevor Gibbs                       35,000(6)                 -(4)

Common Shares           Thomas Wharton                     35,000(6)                 -(4)

Common Shares           Joseph Karwat                   1,993,427(7)             13.7%(7)

Common Shares           Officers and Directors,         8,544,227(8)             58.9%(8)
                        as a group:
------------------------------------------------------------------------------------------------
(1)  Based on the 14,509,441 shares outstanding as of April 19, 2002.
(2)  Includes  605,800  common  shares and vested  options to acquire  1,225,000 common  shares of the Company  exercisable  within  sixty days of April 19,
     2002.
(3)  Includes  1,000,000  common  shares,  and 1,000,000  common share  purchase warrants,  and vested  options to acquire  2,565,000  common  shares of the
     Company  exercisable  within sixty days of April 19, 2002. See "Interest of
     Management and Others in Material Transactions."
(4)  Less than one percent (1%).
(5)  Includes  vested  options to acquire  85,000  common  shares of the Company exercisable within sixty days of April 19, 2002.
(6)  Includes  vested  options to acquire  35,000  common  shares of the Company exercisable within sixty days of April 19, 2002.
(7)  Includes  1,668,427  common  shares and vested  options to acquire  325,000 common  shares of the Company  exercisable  within  sixty days of April 19,
     2002.  The Company  terminated  the employment of Mr. Karwat on January 29,
     2002.
(8)  Includes  3,274,227  common  shares,  and 1,000,000  common share  purchase warrants,  and vested  options to acquire  4,270,000  common  shares of the
     Company exercisable within sixty days of April 19, 2002.


It is anticipated that the Company's Board of Directors will vote FOR the appointment of KPMG LLP as the auditor of the Company for the ensuing year; FOR the approval and ratification of the amendment to the Company's Articles to change the name of the Company and FOR the election as directors of the nominees listed in this management proxy circular.


              RECEIPT OF DIRECTORS' REPORT AND FINANCIAL STATEMENTS

The Directors' Report and the financial statements of the Company for the financial year ended December 31, 2001 and accompanying auditor's report will be presented at the Meeting.

A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 (the "2001 Fiscal Year"), which includes financial statements, is being mailed concurrently herewith (on or about April 29, 2002) to all shareholders of record at the close of business on April 19, 2002. The Annual Report does not constitute a part of the proxy solicitation material for the Annual Meeting.

                             APPOINTMENT OF AUDITOR

The shareholders will be asked to vote for the appointment of KPMG LLP, Chartered Accountants as the auditor of the Company for the fiscal year ending December 31, 2002, to hold office until the next annual meeting of shareholders of the Company at a remuneration to be fixed by the directors. KPMG LLP was first appointed as the auditor of the Company on August 1, 1996. The Company has invited representatives of KPMG LLP to attend the Meeting, to make a statement if they desire to do so and to respond to appropriate questions. However, representatives of KPMG LLP are not expected to be at the Meeting.

The resolution must be approved by a majority of the votes cast by the shareholders of the Company who being entitled to do so, vote in respect of this resolution.

Unless otherwise instructed, the shares represented by the enclosed form of Proxy will be voted for the appointment of KPMG LLP.

          THE BOARD RECOMMENDS A VOTE FOR THE APPOINTMENT OF KPMG LLP, CHARTERED ACCOUNTANTS AS THE AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING
                               DECEMBER 31, 2002.

                              ELECTION OF DIRECTORS

The Company's Board of Directors proposes to nominate the persons named in the table below for election as directors of the Company. Each director elected will hold office until the next annual meeting of the Company or until his or her successor is duly elected or appointed, unless the office is earlier vacated in accordance with the Articles and By-laws of the Company or the Canada Business Corporations Act or he or she becomes disqualified to act as a director.

The Company's last regular annual general meeting of shareholders was held on June 22, 2001. The Company's executive officers are appointed by and serve at the pleasure of the Board of Directors.

Management does not contemplate that any of its nominees will be unable to serve as a director but if that should occur for any reason prior to the Meeting, it is intended that discretionary authority shall be exercised by the persons named in the enclosed form of proxy to vote the proxy for the election of any other person or persons in place of any nominee or nominees unable to serve.

Unless otherwise instructed, the shares represented by the enclosed Proxy will be voted for the election of the nominees listed below.

The following table sets out the names of management's nominees for election as directors, the country in which each is ordinarily resident, all offices of the Company now held by each of them, their principal occupations, and the period of time during which each has been a director of the Company. See "Security Ownership of Directors, Named Executive Officers and 5% Shareholders," below for information related to the number of common shares of the Company beneficially owned by each of them, directly or indirectly, or over which control or direction is exercised.

  Name, Country of                                                                      Periods during which
 Residence and Office           Principal Occupation or Employment for                     Has Served as a
  with the Company(1)                   Last Five Years(1)                                     Director
-------------------------------------------------------------------------------------------------------------
J. Erik Mustad                  Chairman and CEO, E*Comnetrix Inc.                        since July 11, 1996
Green Brae, California
U.S.A.
Chief Executive Officer and
Director

Mark M. Smith                   President, Chief Financial Officer and Secretary,         since July 11, 1996
Sparks, Nevada                  E*Comnetrix Inc.
U.S.A.
President, Chief Financial
Officer, Secretary and
Director

Stuart Rogers                   November 1990 to present, President, West Oak            since October 11, 1995
Coquitlam, B.C.                 Capital Group, a corporate finance and venture
Canada                          capital company
Director

Trevor Gibbs                    1993 - Present, Director of Brimm Energy Corp.;         since December 20, 1995
North Vancouver, B.C.           September 1994 - 1996, Senior Vice-President of
Canada                          Northstar Trade Finance Corp.; 1989 - 1994,
Director                        Director, Export Finance, B.C. Trade and
                                Development Corporation

Thomas Wharton                  Self-employed Businessman                               since December 20, 1995
Vancouver, B.C.
Canada
Director

James Miller                    Business consultant and entrepreneur; Former U.S.           Proposed nominee
Manhattan Beach, California     Securities & Exchange Commission Regional Counsel
U.S.A.                          in Los Angeles.
-------------------------------------------------------------------------------------------------------------
(1)  The  information  as to country of residence and principal  occupation  has been furnished by the respective directors individually.


Set forth below is a brief description of the business experience during the past five years of each director, person nominated to become a director and named executive officer of the Company.

J. Erik Mustad, Chief Executive Officer and Director, Age 61

Mr. Mustad has over 30 years of experience in the telecommunications services industry, serving in a broad range of executive positions with several public and privately held companies. Since 1975, he has been an investor in various start-up ventures and has materially contributed to the successful development, growth and public offering of over $500 million of market capitalization in telecommunications stock.

Mr. Mustad was a founder of Centex Telemanagement, Inc. and participated in its initial public offering in 1987. Subsequently, Centex was acquired by WorldCom, Inc., (NASDAQ:WCOM), the second largest long distance carrier in the U.S.

Mr. Mustad was an investor in Phoenix Network, Inc. and responsible for all sales and marketing during a time when Phoenix Network experienced 400% growth within a 2-year time frame. Phoenix Network, Inc. was acquired by Qwest Communications International Inc. (NASDAQ:Q) in 1998.

In 1975, he formed his own interconnect company, TCI, Inc. Under his leadership, TCI was acquired in 1981 by Inter-Tel, Inc. (NASDAQ:INTL). Subsequently, Mr. Mustad served as director of Inter-Tel.


Mark M. Smith, President, Chief Financial Officer  and Director, Age 43

Mr. Smith has over 15 years of experience in the telecommunications and venture capital industries, and has served in a variety of executive positions with several public and privately held companies. He has been a financial consultant providing strategic planning in public markets and finance. He joined the Company as its acting Chief Financial Officer and subsequently assumed the role of President in September 1999.

During his business tenure, Mr. Smith has spent considerable time advising small cap public companies with respect to the public markets and has orchestrated and negotiated international agreements with large telecommunications and investment banking firms.

From 1990 to 1992, he was Professor of Corporate Finance at California State University. Prior to this position, he was associated with Richland Partners, a venture capital firm specializing in technology investments. Mr. Smith performed research for the Pension Research Institute in 1989 and 1990 and received his Masters degree in International Finance in 1990. For his research work in global asset management, he received a Wall Street Journal Award. Mr. Smith is a member of the Association for Investment Management and Research.


Stuart Rogers, Director, Age 45

Mr. Rogers, founder of his own investment banking firm West Oak Capital Group, Inc., was appointed as a director of the Company in 1995. West Oak Capital Group is primarily focused on arranging public listings through mergers or initial public offerings on the CDNX.

Prior to founding West Oak Capital Group, Mr. Rogers was vice president of The Genesis Group, a technology consulting company. Concurrent with his role in both Genesis Group and West Oak Capital Group, he was a Director and Vice President for Brimm Energy Corporation, a NASDAQ small cap listed company.

Mr. Rogers is currently a Director of Westfort Energy Ltd., an oil and gas company listed on The Toronto Stock Exchange.

In the past five years, Mr. Rogers has been a Director of Leopardus Resources Ltd., a CDNX listed company, Randsburg International Gold Corporation, a CDNX listed company, AVC Venture Capital Corporation, a CDNX listed company, Cusil Venture Corporation, a CDNX listed company, and Consolidated Global Cable Systems, Inc., a CDNX listed company.


Trevor Gibbs, Director, Age 60

Mr. Gibbs is a principal with The Osborne Group, acting as a financial mentor to information technology and biomedical companies with over 25 years experience in finance, venture capital and public markets. Prior to joining the Osborne Group, he was Chief Operating Officer of Odyssey Petroleum Corporation.

From 1993 to 1998, Mr. Gibbs was a Director of Brimm Energy Corporation.

Thomas Wharton, Director, Age 59

Mr. Wharton, a professional in the medical field, was appointed as a director of the Company in 1995. Since 1983, he has run his own consultancy firm, T. Wharton and Associates, Ltd., which focuses on policy review, operations procedures, quality assurance and executive evaluation in private sector healthcare.

Mr. Wharton is currently a director of West Oak/Telesis and Cusil Venture Corporation, both CDNX listed companies.

In the past five years, Mr. Wharton has been a Director of Conquistador Mines Ltd. and Zahara Petroleum.


James Miller, Director Nominee, Age 52

Mr. Miller is a self-employed private consultant, entrepreneur, author and environmentalist. For the past five years he has been engaged in a variety of business activities in the Internet arena and the recreational and entertainment industries, including the development of a worldwide network of family-oriented eco-dive resorts in conjunction with Jean-Michel Cousteau and Body Glove International. He became a member of the State Bar of California in 1974, although he currently has inactive status with that organization. While he was a practicing attorney, Mr. Miller was with the Securities and Exchange Commission from 1974 through 1978. While at the SEC, he served in both the Washington, D.C. and the LA Regional Office. He returned to the SEC as Regional Counsel from 1980-1981.

In the past five years, Mr. Miller has served on the board of The International SeaKeepers Society, a 501(c)(3) registered non-profit entity since 1998.


Board Committees

The Company does not have an executive committee or a nominating committee.

The only standing committee of the Board of Directors of the Company is an Audit Committee. During the fiscal year ended December 31, 2001, the Audit Committee met one time. The Corporation has not adopted a written audit committee charter.

The Audit Committee of the Company's Board of Directors currently consists of four (4) individuals, being Mark M. Smith, Stuart Rogers, Trevor Gibbs and Thomas Wharton. This committee is directed to review the scope, cost and results of the independent audit of the Company's books and records, the results of the annual audit with management and the adequacy of the Company's accounting, financial and operating controls; to recommend annually to the Board of Directors the selection of the independent auditors; to consider proposals made by the Company's independent auditors for consulting work; and to report to the Board of Directors, when so requested, on any accounting or financial matters. Such reviews are carried out with the assistance of the Company's auditors and senior financial management. None of the Company's directors or executive officers are parties to any arrangement or understanding with any other person pursuant to which said individual was elected as a director or officer of the Company. See "Audit Committee Report" below.

Board and Committee Meetings

During 2001, the Board of Directors met 12 times including participants by telephone and by consent. During 2001, the Audit Committee met once.

From December 31, 2001 to April 19, 2002, the Board of Directors of the Company has met 3 times. The Board of Directors met in April of 2002 to discuss, among other things, the timing of an annual general meeting of shareholders for 2002. There are no arrangements or understandings among any of the directors or officers of the Company regarding their election as directors or officers.

The Company's Board of Directors does not contemplate that any of its nominees will be unable to serve as a director. If any vacancies occur in the slate of nominees listed above before the Meeting, then the proxyholders named in the accompanying form of proxy intend to exercise discretionary authority to vote the shares represented by proxy for the election of any other persons as directors.

To the knowledge of the Company, none of the nominees or the Company's executive officers have been involved in any legal proceedings during the past five years which are material to an evaluation of the ability or integrity of such person to become a director or executive officer of the Company.

Unless otherwise instructed, the shares represented by the enclosed form of Proxy will be voted for the election of the nominees listed below.

     THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES FOR ELECTION AS DIRECTORS
                                OF THE COMPANY.


                  PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

Change of Name

The Company believes that its efforts to consolidate its business activities with its subsidiary Moving Bytes, Inc., a Nevada corporation, will be best facilitated by changing its corporate name. To that end, the Company proposes to change its name to "Moving Bytes Inc." and to amend its Articles in that connection substantially as shown on Schedule A below. In that regard, the shareholders will be asked to approve the following Special Resolution:

     "IT IS HEREBY RESOLVED, as a Special Resolution, that:

     1. the name of the Company be changed from "E*Comnetrix Inc." to "Moving Bytes Inc." and that the Articles of the Company be and they are hereby amended to change the name of the Company to "Moving Bytes Inc.";

     2.   the Company does hereby  approve and adopt an amended and  replacement
          Article 1 to its Articles of Continuance, in the form set out in Schedule A attached hereto in full substitution for the previous
          Article 1;

     3. the Company is hereby authorized to make application to the Director General under the Canada Business Corporations Act for a Certificate of Amendment to its Articles of Continuance to change the name of the Company to "Moving Bytes Inc."

     4. the Company be authorized to undertake and complete the change of name and any one director or officer of the Company be authorized to negotiate and settle the form of documents required in respect thereof, including any supplements or amendments thereto and including, without limitation, the documents referred to below;

     5. any director or officer of the Company be authorized to sign all documents and to do all things necessary or desirable to effect such amendment including the delivery to the Director General under the Canada Business Corporations Act of articles of amendment for such purpose;

     6. notwithstanding the passage of this special resolution by the shareholders of the Company, the Board of Directors of the Company, without further notice or approval of the shareholders of the Company may decide not to proceed with the change of name or to otherwise give effect to this special resolution at any time prior to the change of name becoming effective; and

     7. any one or more of the directors and officers of the Company be authorized and directed to perform all such acts, deeds and things and execute, under the seal of the Company or otherwise, all such documents and other writings, including treasury order, stock exchange and securities commission forms, as may be required to give effect to the true intent of the resolution."

The above Special Resolution must be approved by not less than two-thirds of the votes cast by the shareholders of the Company who, being entitled to do so, vote in respect of this resolution. In the event that the shareholders do not approve this Special Resolution by the requisite majority, the Company will not proceed with the change of its name. Management of the Company recommends that the shareholders approve this Special Resolution.

Unless otherwise instructed, the shares represented by the enclosed form of Proxy will be voted for the above resolution.

       THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE RESOLUTIONS TO
           AMEND THE COMPANY'S ARTICLES TO CHANGE THE COMPANY'S NAME.


                       STATEMENT OF EXECUTIVE COMPENSATION

Executive Officers

For purposes of this management proxy circular, "executive officer" of the Company means an individual who at any time during the year was the Chair or a Vice-Chair of the Company where the person performed the functions of such office on a full-time basis; the President; any Vice-President in charge of a principal business unit such as sales, finance or production; any officer of the Company or of a subsidiary of the Company; or any other person who performed a policy-making function in respect of the Company.

The summary compensation table below discloses compensation paid to the following individuals:

     (a)  the Company's chief executive officer ("CEO");

     (b) each of the Company's four most highly compensated executive officers, other than the CEO, who were serving as executive officers as at the end of the most recently completed financial year and whose total salary and bonus exceeds C$100,000 per year; and

     (c) any additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of the Company at the end of the most recently completed financial year

(each, a "Named Executive Officer").

For the fiscal year ended December 31, 2001, the Company had three Named Executive Officers. They were J. Erik Mustad, the Chief Executive Officer of the Company, Mark M. Smith, the President and Chief Financial Officer of the Company, and Joseph Karwat, the former President of our subsidiary. The Company terminated the employment of Joseph Karwat on January 29, 2002.


Summary Compensation Table

The following table contains a summary of the compensation paid to the Named Executive Officers during the three most recently completed financial years, other than as noted.

                                           Annual Compensation                Long Term Compensation
                                     ---------------------------------  ----------------------------------
                                                                                Awards            Payouts
                                                                        -----------------------   --------
                                                                       Securities    Restricted
                                                             Other        Under      Shares or
                                                            Annual      Options/     Restricted              All Other
                                                          Compensation   SARs(2)    Share Units   LTIP(3)    Compensation
Name and Principal                   Salary(1)    Bonus       ($)        Granted        ($)        Payouts      ($)
     Position          Year Ended       ($)        ($)                     (#)                       ($)
-------------------------------------------------------------------------------------------------------------------------
J. Erik Mustad          2001/12/31    $140,000     Nil         Nil            Nil        Nil         Nil         Nil

Chairman  &  Chief      2000/12/31    $204,000     Nil         Nil      1,225,000        Nil         Nil         Nil
Executive Officer
                         1999/12/31   $270,000     Nil         Nil        490,000        Nil         Nil         Nil


Mark M. Smith           2001/12/31    $185,000     Nil         Nil        340,000        Nil         Nil         Nil

President               2000/12/31    $239,800     Nil         Nil      2,225,000        Nil         Nil         Nil
Chief Financial
Officer                 1999/12/31    $243,600     Nil         Nil        490,000        Nil         Nil         Nil


Joseph Karwat(4)        2001/12/31    $150,000     Nil         Nil            Nil        Nil         Nil         Nil

                        2000/12/31     $58,750     Nil         Nil        525,000        Nil         Nil         Nil
-------------------------------------------------------------------------------------------------------------------------
(1)  All dollar amounts are in US dollars.
(2)  "SAR" or "stock  appreciation  right" means a right granted by the Company, as compensation for services  rendered,  to receive a payment of cash or an issue or transfer of  securities  based wholly or in part on changes in the trading  price of  publicly  traded  securities  of the  Company.  Does not include  250,000 SAR's formerly  granted to Mr. Smith on March 10, 2000 and which were cancelled effective November 7, 2000.
(3)  "LTIP"  or  "long  term  incentive  plan"  means  any  plan  that  provides compensation intended to serve as incentive for performance to occur over a period longer than one financial year, but does not include option or stock appreciation  right  plans or plans  for  compensation  through  restricted shares or restricted share units.
(4)  The Company terminated the employment of Mr. Karwat on January 29, 2002.


Refer also to "Interest of Management and Others in Material Transactions" for additional disclosure.

Options, Stock Appreciation Rights and Other Rights to Purchase Securities

The following table sets out the incentive stock options and stock appreciation rights granted to each Named Executive Officer during the Company's most recently completed financial year.

                                                                                   Market Value of
                                                   % of Total                         Securities
                                                  Options/SARs                        Underlying
                            Securities Under       Granted to      Exercise or     Options/SARs on
                              Options/SARS        Employees in      Base Price       the Date of       Expiration
          Name                Granted (#)          Financial      (US$/Security)        Grant             Date
                                                    Year (2)          (1,3)         (US$/Security)
--------------------------------------------------------------------------------------------------------------------
J. Erik Mustad                       Nil               Nil              Nil               Nil               Nil

Mark M. Smith                    100,000                7%            $0.50             $0.44           5/24/2004
                                 240,000               18%            $0.25             $0.15           12/6/2005

Joseph Karwat                        Nil               Nil              Nil               Nil               Nil
--------------------------------------------------------------------------------------------------------------------
(1)  Repriced to US$0.10 per share on February 25, 2002.

(2) Based on options exercisable to acquire a total of 1,352,475 shares to officers, directors, employees and consultants.

(3) The exercise price per share was equal to or greater than the fair market value of the common stock on the date of grant as determined by the Board of Directors.


The following table sets out the incentive stock options and stock appreciation rights exercised by the Named Executive Officers during the Company's most recently completed financial year and provides the values of the stock options and stock appreciation rights still held by the Named Executive Officers at year-end.

                                                                                           Value of
                                                                                      Unexercised in the
     Name                    Securities      Aggregate         Unexercised Options     Money-Options/SARS
                             Acquired on       Value             At FY-End(#)             at FY-End
                             Exercise (#)   Realized($)(1)       Exercisable/         (US$)Exercisable/
                                                                Unexercisable         Unexercisable(2)
-------------------------------------------------------------------------------------------------------
J. Erik Mustad                 Nil             Nil               1,225,000/Nil              Nil

Mark Smith                     Nil             Nil               2,565,000/Nil              Nil

Joseph Karwat                  Nil             Nil                 325,000/Nil              Nil
-------------------------------------------------------------------------------------------------------
(1)  Based on NASD OTCBB closing price on the date of exercise.
(2)  In-the-money  options  are those where the market  value of the  underlying securities  at the  fiscal  year-end  exceeds  the  exercise  price  of the options.  The closing price of the  Company's  shares on December 31, 2001, being the last day the Company's shares traded during 2001 on the NASD Over the Counter Bulletin Board, was US$0.13.


Report on Repricing of Options

On March 16, 2001 the Company's board of directors approved a stock option repricing program for the Company. Under the repricing program, certain holders of stock options, including directors and officers, were entitled to exchange their existing stock options, which had an exercise price of US$1.00 per share, for repriced stock options to purchase the same number of shares at an exercise price of US$0.50 per share. At this repricing, the new exercise price exceeded the then current market price of the Company's common shares. Each repriced stock option has terms substantially equivalent to the terms of the original grant, including the same vesting terms, number of shares and expiration date. Options to purchase a total of 4,936,440 common shares were repriced.

On October 24, 2001 and October 25, 2001, the Company's board of directors approved a stock option repricing program for the Company. Under the repricing program, certain holders of stock options, including directors and officers, were entitled to exchange their existing stock options, which had an exercise price of US$0.50 per share, for repriced stock options to purchase the same number of shares at an exercise price of US$0.25 per share. At this repricing, the new exercise price exceeded the then current market price of the Company's common shares. Each repriced stock option has terms substantially equivalent to the terms of the original grant, including the same vesting terms, number of shares and expiration date. Options to purchase a total of 4,492,300 common shares were repriced.

Repricing of Options

During the Company's fiscal year ended December 31, 2001, options previously granted to three (3) Named Executive Officers were amended as to exercise price only.

By agreement dated January 25, 2000, the Company granted to J. Erik Mustad options to purchase up to five hundred thousand (500,000) common shares at a price of four dollars and forty-three and three quarters cents (US$4.4375) per common share (the "January 25, 2000 Mustad stock options"). Pursuant to amendments to the agreement in fiscal year 2000, the exercise price of the January 25, 2000 Mustad stock options was reduced to one dollar (US$1.00) per share, and on March 16, 2001, the exercise price was reduced to fifty cents (US$0.50) per common share, and on October 24, 2001, the exercise price was reduced to twenty-five cents (US$0.25) per common share.

By agreement dated June 26, 2000, the Company granted to J. Erik Mustad options to purchase up to two hundred and fifty thousand (250,000) common shares at a price of one dollar (US$1.00) per common share (the "June 26, 2000 stock options"). Pursuant to amendments to the agreement, on March 16, 2001, the exercise price of the June 26, 2000 stock options was reduced to fifty cents (US$0.50) per common share, and on October 24, 2001, the exercise price was reduced to twenty-five cents (US$0.25) per common share.

By agreement dated September 15, 2000, the Company granted to J. Erik Mustad options to purchase up to one hundred thousand (100,000) common shares at a price of one dollar (US$1.00) per common share (the "September 15, 2000 Mustad stock options"). Pursuant to amendments to the agreement, on March 16, 2001, the exercise price of the September 15, 2000 Mustad stock options was reduced to fifty cents (US$0.50) per common share, and on October 24, 2001, the exercise price was reduced to twenty-five cents (US$0.25) per common share.

By agreement dated September 29, 2000, the Company granted to J. Erik Mustad options to purchase up to three hundred seventy five thousand (375,000) common shares at a price of one dollar (US$1.00) per common share (the "September 29, 2000 Mustad stock options"). Pursuant to amendments to the agreement, on March 16, 2001, the exercise price of the September 29, 2000 Mustad stock options was reduced to fifty cents (US$0.50) per common share, and on October 24, 2001, the exercise price was reduced to twenty-five cents (US$0.25) per common share.

By agreement dated January 25, 2000, the Company granted to Mark M. Smith options to purchase up to five hundred thousand (500,000) common shares at a price of four dollars and forty-three and three quarters cents (US$4.4375) per common share (the "January 25, 2000 Smith stock options"). Pursuant to amendments to the agreement in fiscal year 2000, the exercise price of the January 25, 2000 Smith stock options was reduced to one dollar (US$1.00) per share, and on March 16, 2001, the exercise price was reduced to fifty cents (US$0.50) per common share, and on October 24, 2001, the exercise price was reduced to twenty-five cents (US$0.25) per common share.

By agreement dated March 10, 2000, the Company granted to Mark M. Smith options to purchase up to seven hundred and fifty thousand (750,000) common shares at a price of seven dollars (US$7.00) per common share (the "March 10, 2000 stock options"). Pursuant to amendments to the agreement in fiscal year 2000, the exercise price of the March 10, 2000 stock options was reduced to one dollar (US$1.00) per share, and on March 16, 2001, the exercise price was reduced to fifty cents (US$0.50) per common share, and on October 24, 2001, the exercise price was reduced to twenty-five cents (US$0.25) per common share.

By agreement dated June 26, 2000, the Company granted to Mark M. Smith options to purchase up to two hundred and fifty thousand (250,000) common shares at a price of one dollar (US$1.00) per common share (the "June 26, 2000 Smith stock options"). Pursuant to amendments to the agreement, on March 16, 2001, the exercise price of the June 26, 2000 Smith stock options was reduced to fifty cents (US$0.50) per common share, and on October 24, 2001, the exercise price was reduced to twenty-five cents (US$0.25) per common share.

By agreement dated September 15, 2000, the Company granted to Mark M. Smith options to purchase up to one hundred thousand (100,000) common shares at a price of one dollar (US$1.00) per common share (the "September 15, 2000 Smith stock options"). Pursuant to amendments to the agreement, on March 16, 2001, the exercise price of the September 15, 2000 Smith stock options was reduced to fifty cents (US$0.50) per common share, and on October 24, 2001, the exercise price was reduced to twenty-five cents (US$0.25) per common share.

By agreement dated September 29, 2000, the Company granted to Mark M. Smith options to purchase up to six hundred twenty-five thousand (625,000) common shares at a price of one dollar (US$1.00) per common share (the "September 29, 2000 Smith stock options"). Pursuant to amendments to the agreement, on March 16, 2001, the exercise price of the September 29, 2000 Smith stock options was reduced to fifty cents (US$0.50) per common share, and on October 24, 2001, the exercise price was reduced to twenty-five cents (US$0.25) per common share.

By agreement dated February 8, 2000, the Company granted to Joseph Karwat options to purchase up to two hundred thousand (200,000) common shares at a price of six dollars and six and one quarter cents (US$6.0625) per common share (the "February 8, 2000 stock options"). Pursuant to amendments to the agreement, on April 19, 2000, the exercise price of the February 8, 2000 stock options was reduced to three dollars (US$3.00) per common share, on June 26, 2000, the exercise price was reduced to one dollar (US$1.00) per share, and on March 16, 2001, the exercise price was reduced to fifty cents (US$0.50) per common share.

By agreement dated June 26, 2000, the Company granted to Joseph Karwat options to purchase up to three hundred twenty-five thousand (325,000) common shares at a price of one dollar (US$1.00) per common share (the "June 26, 2000 Karwat stock options"). Pursuant to an amendment to the agreement, on March 16, 2001, the exercise price of the June 26, 2000 Karwat stock options was reduced to fifty cents (US$0.50) per common share.


Long-Term Incentive Plans

The Company does not have any long-term incentive plans.


Employment Contracts

The Company has no plan or arrangement whereby any Named Executive Officer may be compensated in an amount exceeding $100,000 in the event of that officer's resignation, retirement or other termination of employment, or in the event of a change of control of the Company or a subsidiary or a change in the Named Executive Officer's responsibilities following such a change of control, except as set out below:

Pursuant to a consulting services agreement (the "Mustad Agreement") dated March 1, 2002 between J. Erik Mustad ("Mustad") and the Company, Mustad will provide certain services to the Company in consideration of US$6,000 per month in fees and US$500 in other expenses through December 31, 2002 and US$7,500 per month in fees and US$500 in other expenses thereafter. The Mustad Agreement canceled and superceded all prior agreements between the Company and Mustad. The Mustad Agreement will expire December 31, 2003 (the "Initial Term") and will be automatically renewed for additional one year terms unless earlier terminated. In the event of termination of the Mustad Agreement by the Company prior to December 31, 2003, other than for cause, the Company must pay to Mustad the full balance of fees which would have been payable to Mustad had Mustad been engaged for the entire term. In the event of termination of the Mustad Agreement other than for cause, Mustad will be paid a severance payment in the amount of US$50,000 in addition to any other fees due under the Mustad Agreement.

Pursuant to a consulting services agreement (the "Smith Agreement") dated March 1, 2002 between Interven Capital Company ("Interven"), Mark M. Smith ("Smith") (Interven and Smith are referred to collectively as the "Consultant") and the Company, the Consultant will provide certain services to the Company in consideration of the Company paying to Consultant US$13,750 per month in fees and US$500 in other expenses through June 30, 2002 and US$12,500 per month in fees and US$500 in other expenses thereafter. The Smith Agreement canceled and superceded all prior agreements between the Company and Interven and Smith. The Smith Agreement will expire December 31, 2003 (the "Initial Term") and will be automatically renewed for additional one year terms unless earlier terminated. In the event of termination by the Company during the Initial Term other than for cause, the Company must pay to Interven the full balance of fees which would have been payable to Interven had the Consultant been engaged for the entire Initial Term. In the event of termination of the Smith Agreement other than for cause, Interven will be paid a severance payment in the amount of US$50,000 in addition to any other fees due under the Smith Agreement. Pursuant to the Smith Agreement the Company paid to Interven US$35,000 in accrued fees due Interven under prior agreements.

Pursuant to an employment agreement (the "Karwat Agreement") dated August 7, 2000, between Joseph Karwat ("Karwat") and the Company, Karwat was to provide certain services to the Company in consideration of US$12,500 per month on an "at will" basis.

On January 29, 2002, the board of directors terminated the Karwat Agreement. Under the Karwat Agreement, in the event of the termination of the Karwat Agreement by the Company other than for cause, including constructive dismissal, the Company would be required to pay to Karwat a single lump sum severance payment of One Hundred and Fifty Thousand dollars ($150,000) (the "Severance Pay") and, in the event of the termination of Karwat by the Company, other than for cause, Thirty Seven Thousand Five Hundred dollars ($37,500) under a ninety
(90) day notice requirement (the "Notice Pay").

The Company believes that it terminated the Karwat Agreement for cause and that it therefore has no obligation to pay to Karwat the Severance Pay or the Notice Pay generally described in the Karwat Agreement.


Bonus Compensation Agreements

On September 30, 2000, the Company entered into performance agreements with two employees of Exstreme Data, Inc. Under the agreements the Company would pay an aggregate cash amount of up to US$370,000 dependent upon the closing bid price of the Company's stock on dates through August 31, 2001. The performance agreements terminated under their terms on March 31, 2001 and April 30, 2001 with no payments having been made and with no further obligation on behalf of the Company.


Compensation of Directors

The Company has no standard arrangement pursuant to which any of the directors are compensated by the Company for their services in their capacity as directors except for the granting from time to time of incentive stock options.


During the most recently completed financial year no stock options were granted to the non-Named Executive Officer directors of the Company.

During the most recently completed financial year no stock options were exercised by non-Named Executive Officers the Company.


Insider Participation and Interlocks

Except as otherwise described under "Interest of Management and Others in Material Transactions," the Company has had no material transactions with companies and firms with which certain members of the Board are, or at some point during fiscal year 2001 were, affiliated as an officer and/or director. Joseph Karwat served as a Director of Exstream Data, our former subsidiary, and became a Director of the Company in September 2000. There are no other interlocking relationships of the nature described above involving members of the Board.


            SECURITY OWNERSHIP OF DIRECTORS, NAMED EXECUTIVE OFFICERS
                               AND 5% SHAREHOLDERS

The Company is authorized to issue an unlimited number of common shares without par value ("Common Shares"), 10,000,000 Class A Preferred Shares (the "Class A Preferred Shares") without par value, and 20,000,000 Class B Preferred Shares (the "Class B Preferred Shares") without par value. As of December 31, 2001, 13,509,441 Common Shares and no Preferred Shares were issued and outstanding. As of April 19, 2002, 14,509,441 Common Shares and no Preferred Shares were issued and outstanding.

Rule 13d-3 under the Securities Exchange Act defines the term, "beneficial ownership". Under this rule, the term includes shares over which the indicated beneficial owner exercises voting and/or investment power. The rules also deem common shares subject to options currently exercisable, or exercisable within 60 days, to be outstanding for purposes of computing the percentage ownership of the person holding the options but do not deem such stock to be outstanding for purposes of computing the percentage ownership of any other person.

The following table sets forth information concerning the beneficial ownership of the Company's outstanding common shares as of April 19, 2002 for, each of the Company's directors and executive officers individually, each person or group that the Company knows owns beneficially more than 5% of the Company's common shares, and all directors and executive officers as a group. Except as otherwise indicated, the Company believes the beneficial owners of the common shares listed below, based on information furnished by them, have sole voting and investment power over the number of shares listed opposite their names.

Title of Class          Identity of                          Number of          Percentage of Class(1)
                        Persons or Group                   Shares Owned
--------------------------------------------------------------------------------------------------------
Common Shares           J. Erik Mustad                     1,830,800(2)                12.6%(2)

Common Shares           Mark M. Smith                      4,565,000(3)                31.5%(3)

Common Shares           Stuart Rogers                         85,000(5)                    -(4)

Common Shares           Trevor Gibbs                          35,000(6)                    -(4)

Common Shares           Thomas Wharton                        35,000(6)                    -(4)

Common Shares           Joseph Karwat                      1,993,427(7)                  13.7%(7)

Common Shares           Officers and Directors,            8,544,227(8)                  58.9%(8)
                        as a group
--------------------------------------------------------------------------------------------------------
(1)  Based on the 14,509,441 shares outstanding as of April 19, 2002.
(2)  Includes  605,800  common  shares and vested  options to acquire  1,225,000 common  shares of the Company  exercisable  within  sixty days of April 19,
     2002.


                                      -18-



(3)  Includes  1,000,000  common  shares,  and 1,000,000  common share  purchase warrants,  and vested  options to acquire  2,565,000  common  shares of the
     Company exercisable within sixty days of April 19, 2002.
(4)  Less than one percent (1%).
(5)  Includes  vested  options to acquire  85,000  common  shares of the Company exercisable within sixty days of April 19, 2002.
(6)  Includes  vested  options to acquire  35,000  common  shares of the Company exercisable within sixty days of April 19, 2002.
(7)  Includes  1,668,427  common  shares and vested  options to acquire  325,000 common  shares of the Company  exercisable  within  sixty days of April 19,
     2002.  The Company  terminated  the employment of Mr. Karwat on January 29,
     2002.
(8)  Includes  3,274,227  common  shares,  and 1,000,000  common share  purchase warrants,  and vested  options to acquire  4,270,000  common  shares of the
     Company exercisable within sixty days of April 19, 2002.


There are no arrangements known to the Company that may, at a subsequent date, result in a change in control of the Company.

The Company's common shares are issued in registered form. Based on the records of Pacific Corporate Trust Company, the Company's registrar and transfer agent, as of April 19, 2002, there were one thousand seven hundred fifty (1,750) holders of record of the Company's common shares. Holders with United States addresses collectively held 8,243,928 common shares, or approximately fifty-six and eight-tenths percent (56.8%) of the Company's 14,509,441 issued and outstanding common shares.


        INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

Other than routine indebtedness, no director, executive officer or officer of the Company, or any proposed nominee for election as a director of the Company, or any associate or affiliate of any such director, senior officer or proposed nominee, is or has been indebted to the Company or any of its subsidiaries, or to any other entity that was provided a guarantee or similar arrangement by the Company or any of its subsidiaries in connection with the indebtedness, at any time since the beginning of the most recently completed financial year of the Company.


                              MANAGEMENT CONTRACTS

Management functions of the Company or any subsidiary of the Company are not, to any substantial degree, performed by a person other than the directors or senior officers of the Company or its subsidiaries (if any).


           INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

Other than as set forth in this management proxy circular, no insider of the Company, no proposed nominee for election as a director of the Company and no associate or affiliate of any such insider or proposed nominee has had any material interest, direct or indirect, in any transaction since the beginning of the Company's most recently completed financial year or in any proposed transaction that, in either case, has materially affected or will materially affect the Company or any of its subsidiaries, except as set forth below:

On April 19, 2002, in consideration of US$50,000, the Company issued 1,000,000 units to Mark Smith ("Smith"), a Named Executive Officer (the "Smith Unit Private Placement"). Each unit consists of one Company common share and one non-transferable share purchase warrant which is exercisable to acquire one Company common share at a price of US$0.05 per share until March 1, 2007. The common shares issued had a deemed price of US$0.05. On February 25, 2002, the day that the transaction was approved by the board of directors of the Company, the closing price of the Company's common shares on the NASD OTCBB was US$0.10.

The securities issued in the Smith Unit Private Placement were issued to Smith in reliance upon an exemption from registration under Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended.

The securities issued in the Smith Unit Private Placement and the cash consideration paid by Smith in the Smith Unit Private Placement are subject to the terms and conditions of an escrow agreement dated February 28, 2002 by and among the Company, Mark Smith, and J. Erik Mustad, one of our officers and one of our directors (the "Escrow Agreement"). Under the Escrow Agreement, J. Erik Mustad acts as escrow agent.

Under the terms of the Escrow Agreement, the securities issued in the Smith Unit Private Placement are only to be released from an escrow maintained by Mr. Mustad upon the occurrence of one or more triggering events, which include the following:

     o The average of the closing bid and ask prices for the Company's common shares on the OTCBB or any other major stock exchange in the United States of America for any period of 30 consecutive calendar days is equal to or greater than US$0.50; or

     o    The Company has two consecutive  fiscal quarters of positive  earnings
          before  interest,   taxes,   depreciation  and  amortization   charges
          ("EBITDA"); or

     o The Company enters into (or the board of directors approves) any contract or agreement that could reasonably be expected, in principle or intent or outcome, to result in a change of control of the Company; or

     o The Company enters into (or the board of directors approves) any contract or agreement that could reasonably be expected, in principle or intent or outcome, to result in a merger or consolidation of the Company with one or more corporations; or

     o The Company enters into (or the board of directors approves) any contract or agreement that could reasonably be expected, in principle or intent or outcome, to result in a sale or disposition of a majority of the assets of the Company or any of its subsidiaries; or

     o Smith is removed as President of the Company by the Company's Board of Directors; or

     o The board of directors, by the approval of a majority (including the affirmative vote of J. Erik Mustad if he is then a member of the Board but not including the vote of Smith), approves the release of the Shares and Warrants from the escrow.

The Escrow Agreement also contains a redemption right in favor of Mr. Smith. Under certain conditions, including but not limited to the bankruptcy of the Company, Mr. Smith has the right to require the Company redeem the securities by returning to Mr. Smith all of the cash consideration which he paid for the securities in connection with the Smith Unit Private Placement. In addition, the Escrow Agreement provides that in the event the triggering conditions discussed above do not occur and the securities are not released to Smith by August 1, 2003, then the Company will be forced to pay Smith US$50,000 in redemption of the securities. Under this provision, the Smith Unit Private Placement could be effectively canceled. The Escrow Agreement expires on August 1, 2003.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as disclosed under "Particulars of Other Matters to be Acted Upon", no director or officer of the Company at any time since the beginning of the Company's most recently completed financial year, no proposed nominee for election as a director of the Company and no associate or affiliate of any of such persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting, except for any interest arising from the ownership of shares of the Company where the shareholder will receive no extra or special benefit or advantage not shared on a pro-rata basis by all holders of shares in the capital of the Company.


                         POTENTIAL CONFLICTS OF INTEREST

Financial Assistance

The Company has not, since the beginning of its most recently completed financial year, granted any financial assistance to:

     a) a shareholder of the Company or any of its affiliates who is not a director, officer or employee thereof, or to an associate of any such shareholder; or

     b) to any person in connection with a purchase of shares issued or to be issued by the Company;

which is material to the Company or any of its affiliates or to the recipient of the assistance, other than as described below.

Indemnification

There has been no indemnification paid, and no indemnification will become payable, with respect to the most recently completed financial year of the Company, to any director or officer of the Company, any former director or officer of the Company or a person who acts or acted at the Company's request as a director or officer of a body corporate of which the Company is or was a shareholder or creditor, or his heirs or legal representatives.

Insurance

The Company has not purchased any liability insurance for the benefit or any director or officer of the Company, any former director or officer of the Company or a person who acts or acted at the Company's request as a director or officer of a body corporate of which the Company is or was a shareholder or creditor, or his heirs or legal representatives.

Court Actions

The Company is not a party to any oppression actions or derivative actions.


                          REPORT OF THE AUDIT COMMITTEE

The audit committee is directed to review the scope, cost and results of the independent audit of the Company's books and records, the results of the annual audit with management and the adequacy of the Company's accounting, financial and operating controls; to recommend annually to the Board of Directors the selection of the independent auditors; to consider proposals made by the Company's independent auditors for consulting work; and to report to the Board of Directors, when so requested, on any accounting or financial matters. Such reviews are carried out with the assistance of the Company's auditors and senior financial management.

The Audit Committee of the Company's Board of Directors currently consists of four (4) individuals, being Mark Smith, Stuart Rogers, Trevor Gibbs and Thomas Wharton. Stuart Rogers, Trevor Gibbs and Thomas Wharton are independent in accordance with Section 121(A) of the listing standards of the American Stock Exchange.

The Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2001, with management and the independent auditors. Management has the responsibility for the preparation of Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The
Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed both with the independent and internal auditors their audit plans, audit scope and identification of audit risks.

The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that Company's audited financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred in such recommendation.

                                 Audit Committee

           Mark Smith    Stuart Rogers    Trevor Gibbs    Thomas Wharton


Principal Accounting Firm Fees

The following table sets forth the aggregate fees billed to Company for the fiscal year ended December 31, 2001 by the Company's principal accounting firm, KMPG LLP:

    Audit Fees:                                                          $28,238
    Financial Information Systems Design and Implementation Fees(1):         Nil
    All Other Fees:                                                      $28,238
                                                                         -------
    Total:                                                               $28,238
     (1) Includes fees for tax consulting, permitted internal audit outsourcing and other non-audit services. The audit committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Federal securities laws require the Company's directors and executive officers and persons who own more than 10% of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any securities of the Company.

To the Company's knowledge all of the Company's directors, executive officers, and greater-than-10% beneficial owners made all required filings on a timely basis for the fiscal year ended December 31, 2001.


                          FUTURE SHAREHOLDER PROPOSALS

From time to time, shareholders present proposals, which may be the proper subject for inclusion in the Company's Management Proxy Circular and for consideration at its annual meetings of shareholders. To be considered, proposals must be submitted on a timely basis. Proposals for the next Annual Meeting of Shareholders of the Company must be received by the Company no later than February 28, 2003, for inclusion, if proper, in next year's proxy solicitation materials.


                       APPROVAL OF THE BOARD OF DIRECTORS

The contents of this management proxy circular have been approved, and the delivery of it to each shareholder of the Company entitled thereto and to the appropriate regulatory agencies has been authorized, by the Board of Directors of the Company.

DATED:  April 19, 2002.

By Order of the Board of Directors of:

                                       E*COMNETRIX INC.


                                       ----------------------------------------
                                       Mark M. Smith
                                       President and Director

                                   SCHEDULE A
                                   ----------


                              ARTICLES OF AMENDMENT
                         TO THE ARTICLES OF CONTINUANCE
                                       OF
                                E*COMNETRIX INC.
                                ----------------



Article 1 of the Articles of Continuance of the Corporation has been amended and replaced in its entirety by the new Article 1 set out below by special resolutions passed by the shareholders of the Corporation on May 31, 2002.

Article 1 --

         1 - Name of the Corporation

         Moving Bytes Inc.



                                                         PROXY


        ANNUAL MEETING (THE "MEETING")                          Resolutions (For full details of each item, please see the
             OF SHAREHOLDERS OF                                 accompanying Notice of Meeting and Management Proxy Circular)

        E*COMNETRIX INC. (THE "COMPANY")
                                                                                                                   For     Withhold
                                                                                                                   ---     --------
                                                                1. To appoint KPMG LLP as the auditor of
MEETING DATE:      May 31, 2002                                    the Company at a remuneration to be
MEETING TIME:      11:00 am (Vancouver time)                       fixed by the directors.                         [ ]        [ ]
MEETING LOCATION:  1400 - 1055 West Hastings Street
                   Vancouver, British Columbia, Canada          2. To elect the following persons as
                                                                   directors of the Company
The undersigned  shareholder of the Company hereby appoints
J. Erik Mustad, the Chairman, Chief Executive Officer and          a)  J. Erik Mustad                              [ ]        [ ]
a director of the Company, or failing this person,
Mark M.Smith, the President and a director of the Company,         b)  Mark M. Smith                               [ ]        [ ]
or in the place of the foregoing, ________________________
(print the name), as proxyholder for and on behalf of the          c)  Stuart Rogers                               [ ]        [ ]
shareholder with the power of substitution to attend, act
and vote for and on behalf of the shareholder in respect of        d)  Trevor Gibbs                                [ ]        [ ]
all matters that may properly come before the Meeting and at
every adjournment of the Meeting, to the same extent and           e)  Thomas Wharton                              [ ]        [ ]
with the same powers as if the undersigned shareholder were
present at the Meeting or any adjournment of the Meeting.          f)  James Miller


                                                                                                                   For       Against
                                                                                                                   ---       -------
                                                                3. To approve and ratify by special resolution
                                                                   an amendment to the Company's Articles to       [ ]        [ ]
                                                                   change the Company's name to "Moving Bytes
                                                                   Inc." as more particularly described in the
                                                                   accompanying management proxy circular.

                                                                   The undersigned Shareholder hereby revokes
                                                                   any proxy previously given to attend and
                                                                   vote at the Meeting or any adjournment of
                                                                   the Meeting.


                                                                   SIGN HERE:           -----------------------------

                                                                   Please Print Name:   -----------------------------

                                                                   Date:                -----------------------------

                                                                   Number of Shares:    -----------------------------


                                                                   This proxy form is not valid unless it is signed
                                                                   and dated.  If the proxy is not dated, it is
                                                                   deemed to bear the date on which it was mailed
                                                                   by the Company.

                                                                   See important information and instructions on reverse side.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.   This proxy is solicited by the management of the Company.

2. If someone other than the shareholder of the Company signs this proxy form on behalf of the named shareholder of the Company, documentation authorizing the signing person to execute the proxy form on the shareholder's behalf that is acceptable to the Chair of the Meeting must be deposited with this proxy form in accordance with the instructions in the box below.

3. If a shareholder cannot attend the Meeting but wishes to vote on the resolutions, the shareholder can appoint another person (who need not be a shareholder of the Company) to vote according to the shareholder's instructions. To appoint someone other than the person named in this proxy form, a shareholder must either:

     a)   on the proxy form:

          i) strike out the printed names of the individuals specified as proxyholder;

          ii) insert the name of the shareholder's nominee in the blank space provided;

          iii) complete, sign and date the proxy form; and

          iv) return the proxy form in accordance with the instructions in the box below; or

     b)   complete another proper proxy form.

4. If a shareholder cannot attend the Meeting but wishes to vote on the resolutions and to appoint one of the nominees of management specified in this proxy form, the shareholder must:

     a)   leave the wording appointing a nominee as shown on the proxy form;

     b)   complete, sign and date the proxy form; and

     c) return the proxy form in accordance with the instructions in the box below.

5. If the instructions as to voting indicated in this proxy form are certain, the shares represented by the proxy form will be voted or withheld from voting in accordance with the instructions of the shareholder. If the shareholder specifies a choice in the proxy form with respect to any resolution to be acted upon, then the shares represented will be voted or withheld from the vote on that resolution accordingly. If no choice is specified in the proxy form with respect to any resolution to be acted upon, this proxy form confers discretionary authority with respect to that resolution upon the proxyholder appointed. It is intended that the nominee of management acting as proxyholder will vote the shares represented by the proxy form in favour of each resolution identified in the proxy form and for the nominees specified for directors and auditor. With respect to any amendments or variations to any of the resolutions identified in the proxy form or other matters that may properly come before the Meeting, the shares represented by the proxy form will be voted by the nominee of management acting as proxyholder in accordance with his best judgment.

6. If a shareholder returns this or another proper proxy form, the shareholder may still attend the Meeting and vote in person if the shareholder later decides to do so. To attend and vote at the Meeting, the shareholder must record his/her/its attendance with the Company's scrutineer at the Meeting and revoke the previously completed, returned proxy form in writing.


================================================================================
To be presented at the Meeting, this proxy form must be received at the office of Pacific Corporate Trust Company by mail or by fax by 11:00 am (Vancouver time) on May 29, 2002 or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting. The mailing address of Pacific Corporate Trust Company is 10th Floor, 625 Howe Street, Vancouver, British Columbia, Canada V6C 3B8, and its fax number is (604) 689-8144.
================================================================================